PMA Capital Corporation
                             Statistical Supplement
                              First Quarter - 2004

                                Table of Contents
                                                                      Page
Consolidated Highlights:
Selected Financial Data                                                1
Consolidated Statements of Operations - Per Share Data                 2
Consolidated Statements of Operations                                  3
Consolidated Balance Sheets                                            4
Invested Assets and Net Investment Income; Debt                        5
Other Assets and Liabilities; Balance Sheet Impact of Commutations &
   Novations - Run-off Operations                                      6

Segment Information:
Statements of Operations - Consolidating - First Quarter           7 - 8
Statements of Operations - PMA Insurance Group                         9
Insurance Ratios - PMA Insurance Group                                10
Statements of Operations - Run-off Operations                         11
Statements of Operations - Corporate & Other                          12

Operating Cash Flow Information:
Operating Cash Flows - Consolidated                                   13
Operating Cash Flows - PMA Insurance Group                            14
Operating Cash Flows - Run-off Operations                             15

Statutory Financial Information:
Statutory Surplus and Statutory Financial Information                 16

Other Information:
Industry Ratings and Market Information                               17

Legend:
NM - Not Meaningful
NA - Not Applicable


     Note: Operating income (loss), which we define as net income (loss) under GAAP excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our insurance businesses. Accordingly, we report operating income by segment in the disclosures required under SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information." Our management and Board of Directors use operating income
     (loss) as the measure of financial performance for our insurance operations because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss) does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See page 1 for reconciliations of operating results by segment to GAAP net income (loss).



                                                                              PMA Capital Corporation
                                                                              Selected Financial Data
                                                               (Dollar Amounts in Thousands, Except Per Share Data)

                                                         1st           2nd          3rd           4th         1st       % Change
                                                       Quarter       Quarter      Quarter       Quarter      Quarter       1st
                                                         2003          2003         2003          2003        2004       Quarter
                                                       ---------     ---------    ---------   ---------     ---------      -----
Net Premiums Written by Segment:
     PMA Insurance Group                               $ 194,239    $ 119,440     $ 149,130   $ 140,784     $ 135,286      -30.4%
     Run-off Operations 1                                156,875      171,340       136,381     124,853        23,362      -85.1%
     Corporate & Other                                      (256)        (124)         (228)       (180)         (150)      41.4%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   Net premiums written                                $ 350,858    $ 290,656     $ 285,283   $ 265,457     $ 158,498      -54.8%

Major Components of Net Income (Loss):
   Pre-tax operating income (loss) by segment:
     PMA Insurance Group                                 $ 8,340       $ 6,838      $ 7,345      $ (982)      $ 6,559      -21.4%
     Run-off Operations 1                                  8,547        13,072     (113,701)     11,706         8,946        4.7%
     Corporate & Other                                    (4,643)       (5,532)      (6,228)     (6,288)       (5,312)     -14.4%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   Pre-tax operating income (loss)                        12,244        14,378     (112,584)      4,436        10,193      -16.8%
   Net realized investment gains                           4,355         4,451        1,392       3,582         8,600       97.5%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   Pre-tax income (loss)                                  16,599        18,829     (111,192)      8,018        18,793       13.2%
   Income tax expense (benefit)                            5,897         6,662      (14,786)     28,050         6,640       12.6%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   Net income (loss)                                    $ 10,702      $ 12,167    $ (96,406)  $ (20,032)     $ 12,153       13.6%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   After-tax operating income (loss)                     $ 7,871       $ 9,274    $ (97,311)  $ (22,360)      $ 6,563      -16.6%
                                                       =========     =========    =========   =========     =========      =====

Diluted Earnings (Loss) Per Share:
   Net income (loss)                                      $ 0.34        $ 0.39      $ (3.08)    $ (0.64)       $ 0.35        2.9%
   Less the impact of:
   Realized gains after tax                                 0.09          0.09         0.03        0.07          0.15       66.7%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   After-tax operating income (loss)                      $ 0.25        $ 0.30      $ (3.11)    $ (0.71)       $ 0.20      -20.0%
                                                       =========     =========    =========   =========     =========      =====

Capitalization:
   Debt                                                $ 131,250     $ 176,250    $ 186,250   $ 187,566     $ 187,566       42.9%
   Shareholders' equity excluding
        FAS 115 unrealized gain                          555,198       565,081      465,943     432,284       445,273      -19.8%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   Total capitalization excluding
        FAS 115 unrealized gain                          686,448       741,331      652,193     619,850       632,839       -7.8%
   FAS 115 unrealized gain                                33,170        52,666       37,830      31,383        40,818       23.1%
                                                       ---------     ---------    ---------   ---------     ---------      -----
   Total capitalization including
        FAS 115 unrealized gain                        $ 719,618     $ 793,997    $ 690,023   $ 651,233     $ 673,657       -6.4%
                                                       =========     =========    =========   =========     =========      =====

Book Value Per Share:
   Excluding FAS 115 unrealized gain                     $ 17.72       $ 18.04      $ 14.87     $ 13.80      $ 14.21       -19.8%
   Including FAS 115 unrealized gain                     $ 18.78       $ 19.72      $ 16.08     $ 14.80      $ 15.51       -17.4%

Debt to Total Capital:
   Excluding FAS 115 unrealized gain                       19.1%         23.8%        28.6%       30.2%        29.6%        55.0%
   Including FAS 115 unrealized gain                       18.2%         22.2%        27.0%       28.8%        27.8%        52.7%

Interest Coverage:
   Income before interest and income taxes
       to interest expense                                 10.44          9.46           NM          NM         7.39       -29.2%

   Operating income before interest and income taxes
       to interest expense                                  7.96          7.46           NM          NM         4.47       -43.8%


1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


                                                     PMA Capital Corporation
                                      Consolidated Statements of Operations - Per Share Data

                                          1st               2nd              3rd              4th             1st
                                         Quarter           Quarter          Quarter          Quarter         Quarter
                                          2003              2003             2003             2003            2004
                                      ----------       ----------       ----------       ----------      ----------
Diluted Earnings (Loss) Per Share:

Net income (loss)                         $ 0.34           $ 0.39          $ (3.08)         $ (0.64)         $ 0.35
                                      ==========       ==========       ==========       ==========      ==========

Pre-tax operating income (loss)           $ 0.39           $ 0.46          $ (3.59)          $ 0.14          $ 0.30
                                      ==========       ==========       ==========       ==========      ==========

After-tax operating income (loss)         $ 0.25           $ 0.30          $ (3.11)         $ (0.71)         $ 0.20
                                      ==========       ==========       ==========       ==========      ==========

Diluted weighted average common
    shares outstanding                31,328,922       31,331,197       31,328,965       31,333,881      36,644,561
                                      ==========       ==========       ==========       ==========      ==========


Dividends declared:
         Class A Common stock            $ 0.105          $ 0.105          $ 0.105              $ -             $ -

Actual common shares issued
    and outstanding                   31,328,922       31,328,922       31,329,063       31,334,403      31,334,403
                                      ==========       ==========       ==========       ==========      ==========

Class A Common Stock prices:
         High                            $ 15.00          $ 12.30          $ 12.85          $ 14.17          $ 6.66
         Low                              $ 6.67           $ 6.44          $ 11.71           $ 3.97          $ 4.78
         Close                            $ 6.77          $ 12.12          $ 12.53           $ 5.12          $ 6.07


                                              PMA Capital Corporation
                                       Consolidated Statements of Operations
                                                  (In Thousands)

                                         1st           2nd           3rd          4th           1st      % Change
                                       Quarter       Quarter       Quarter      Quarter       Quarter       1st
                                        2003          2003          2003         2003          2004      Quarter

Gross Premiums Written                $ 419,694     $ 361,899     $ 352,380    $ 295,671     $ 157,860     -62.4%
                                      =========     =========      ========    =========      ========    ======

Net Premiums Written                  $ 350,858     $ 290,656     $ 285,283    $ 265,457     $ 158,498     -54.8%
                                      =========     =========      ========    =========      ========    ======

Revenues:
Net premiums earned                   $ 274,070     $ 285,622      $293,482    $ 344,991      $206,269     -24.7%
Net investment income                    17,645        17,780        17,167       16,331        16,758      -5.0%
Net realized investment gains             4,355         4,451         1,392        3,582         8,600      97.5%
Other revenues                            7,000         4,766         4,147        4,466         5,738     -18.0%
                                      ---------     ---------      --------    ---------      --------     -----
      Total revenues                    303,070       312,619       316,188      369,370       237,365     -21.7%
                                      ---------     ---------      --------    ---------      --------     -----

Expenses:
Losses and loss adjustment expenses     202,585       193,074       335,789      266,899       142,190     -29.8%
Acquisition expenses                     56,220        72,215        63,221       64,790        47,235     -16.0%
Operating expenses                       23,872        24,222        23,327       32,251        24,779       3.8%
Dividends to policyholders                2,036         2,054         2,090       (5,539)        1,429     -29.8%
Interest expense                          1,758         2,225         2,953        2,951         2,939      67.2%
                                      ---------     ---------      --------    ---------      --------     -----
      Total losses and expenses         286,471       293,790       427,380      361,352       218,572     -23.7%
                                      ---------     ---------      --------    ---------      --------     -----

Pre-tax income (loss)                    16,599        18,829      (111,192)       8,018        18,793      13.2%
                                      ---------     ---------      --------    ---------      --------     -----

Income tax expense (benefit):
      Current                                 -           221          (221)           -           325         NM
      Deferred                            5,897         6,441       (14,565)      28,050         6,315       7.1%
                                      ---------     ---------      --------    ---------      --------     -----

Total income tax expense (benefit)        5,897         6,662       (14,786)      28,050         6,640      12.6%
                                      ---------     ---------      --------    ---------      --------     -----

Net income (loss)                      $ 10,702      $ 12,167     $ (96,406)   $ (20,032)     $ 12,153      13.6%
                                      =========     =========      ========    =========      ========    ======

Pre-tax operating income (loss)        $ 12,244      $ 14,378    $ (112,584)     $ 4,436      $ 10,193     -16.8%
                                      =========     =========      ========    =========      ========    ======

After-tax operating income (loss)       $ 7,871       $ 9,274     $ (97,311)   $ (22,360)      $ 6,563     -16.6%
                                      =========     =========      ========    =========      ========    ======


                                                      PMA Capital Corporation
                                                    Consolidated Balance Sheets
                                                          (In Thousands)

                                                          1st              2nd              3rd             4th            1st
                                                        Quarter          Quarter          Quarter         Quarter        Quarter
                                                          2003             2003             2003            2003          2004

Assets:
Investments in fixed maturities available for sale    $ 1,641,593      $ 1,741,879      $ 1,807,977     $1,854,555    $ 1,825,076
Short-term investments                                    199,782          282,366          187,320        151,332         98,385
Short-term investments, loaned securities collateral      108,513          185,566          113,978          6,300        112,689
Cash                                                        4,635           12,556           34,954         28,963         22,311
                                                       ----------       ----------       ----------     ----------     ----------
      Total investments and cash                        1,954,523        2,222,367        2,144,229      2,041,150      2,058,461

Accrued investment income                                  22,426           19,357           23,764         20,870         22,820
Premiums receivable                                       457,528          394,065          379,041        364,125        316,771
Reinsurance receivables                                 1,314,103        1,307,506        1,252,928      1,220,320      1,145,314
Deferred income taxes                                      88,410           70,928           93,181         76,962         65,114
Deferred acquisition costs                                103,275          108,740          105,089         83,975         71,631
Funds held by reinsureds                                  168,597          165,533          153,263        124,695         96,147
Other assets                                              222,595          249,110          255,292        255,861        231,600
                                                       ----------       ----------       ----------     ----------     ----------
      Total assets                                     $4,331,457       $4,537,606       $4,406,787     $4,187,958     $4,007,858
                                                       ==========       ==========       ==========     ==========     ==========

Liabilities:
Unpaid losses and loss adjustment expenses             $2,448,147       $2,430,276       $2,486,776    $ 2,541,318     $2,438,509
Unearned premiums                                         484,789          499,960          490,461        403,708        332,391
Debt                                                      131,250          176,250          186,250        187,566        187,566
Accounts payable, accrued expenses
      and other liabilities                               281,920          301,049          297,028        314,830        282,422
Funds held under reinsurance treaties                     273,469          311,081          313,688        262,105        159,913
Dividends to policyholders                                 14,981           15,669           14,851          8,479          8,292
Payable under securities loan agreements                  108,533          185,574          113,960          6,285        112,674
                                                       ----------       ----------       ----------     ----------     ----------
      Total liabilities                                 3,743,089        3,919,859        3,903,014      3,724,291      3,521,767
                                                       ----------       ----------       ----------     ----------     ----------

Shareholders' Equity:
Class A Common stock                                      171,090          171,090          171,090        171,090        171,090
Additional paid-in capital                                109,331          109,331          109,331        109,331        109,331
Retained earnings                                         326,425          335,304          235,607        216,115        228,268
Accumulated other comprehensive income                     34,119           54,621           40,341         19,622         29,894
Notes receivable from officers                                (62)             (64)             (64)           (65)           (66)
Treasury stock, at cost                                   (52,535)         (52,535)         (52,532)       (52,426)       (52,426)
                                                       ----------       ----------       ----------     ----------     ----------
      Total shareholders' equity                          588,368          617,747          503,773        463,667        486,091
                                                       ----------       ----------       ----------     ----------     ----------
      Total liabilities and shareholders' equity       $4,331,457       $4,537,606       $4,406,787     $4,187,958     $4,007,858
                                                       ==========       ==========       ==========     ==========     ==========



                                                      PMA Capital Corporation
                                             Invested Assets and Net Investment Income
                                                      (Dollars in Thousands)

                                              1st              2nd              3rd             4th             1st
                                            Quarter          Quarter          Quarter         Quarter         Quarter
                                              2003             2003             2003            2003            2004
                                           -----------      -----------      -----------     -----------     -----------
Total Investments & Cash
As Reported                                $ 1,954,523      $ 2,222,367      $ 2,144,229     $ 2,041,150     $ 2,058,461
Less:
      Securities Lending Activity              108,533          185,574          113,960           6,285         112,674
      Unrealized Gain                           51,031           81,025           58,200          48,282          62,797
                                           -----------      -----------      -----------     -----------     -----------
      Total Adjusted Investments & Cash    $ 1,794,959      $ 1,955,768      $ 1,972,069     $ 1,986,583     $ 1,882,990
                                           ===========      ===========      ===========     ===========     ===========

Net Investment Income
As Reported                                   $ 17,645         $ 17,780         $ 17,167        $ 16,331        $ 16,758
Funds Held:
       Assumed                                   1,036            1,940            1,316            (296)            (13)
       Ceded                                    (3,859)          (3,567)          (3,551)         (3,427)         (2,222)
                                           -----------      -----------      -----------     -----------     -----------
Total Funds Held                                (2,823)          (1,627)          (2,235)         (3,723)         (2,235)
                                           -----------      -----------      -----------     -----------     -----------

      Total Adjusted Investment Income        $ 20,468         $ 19,407         $ 19,402        $ 20,054        $ 18,993
                                           ===========      ===========      ===========     ===========     ===========

Yield
As Reported                                      3.69%            3.41%            3.15%           3.12%           3.27%
Investment Portfolio                             4.53%            4.14%            3.95%           4.05%           3.93%

Duration (in years)                                3.8              3.8              3.9             3.9            3.7



                             PMA Capital Corporation
                                      Debt
                             (Dollars in Thousands)


                                                Amount
                                                Outstanding           Maturity
      4.25% convertible debt                     $ 86,250              20221
      Trust preferred debt 2                       43,816               2033
      8.50% senior notes                           57,500               2018
                                                ---------
      Total long-term debt                      $ 187,566
                                                =========

1 Holders of the Convertible Debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

2 Weighted average interest rate on trust preferred debt is 5.25% as of March 31, 2004.

                                      PMA Capital Corporation
                                   Other Assets and Liabilities
                                       (Dollars in Millions)

    Other Assets                 3/31/2004    Other Liabilities                         3/31/2004
    ------------                              -----------------
    Deposit assets (FASB #113)      $ 49.2    Deposit liabilities (FASB #113)              $ 68.0
    Investment in Cathedral           35.3    Premium surcharges                             34.3
    Receivables- self-insured &               Escrow liabilities                             31.3
        large deductible clients      31.3    Pension liabilities                            30.9
    PP&E                              29.6    Premium taxes and other assessments            21.8
    Escrow                            22.3    Accrued postretirement benefits                13.6
    Prepaid pension asset             21.2    Accrued commissions                             7.9
    Prepaid reinsurance premiums       6.8    Ceded premiums payable                          5.8
    Other                             35.9    Accounts payable and other liabilities         68.8
                                   -------                                                -------
    Total:                         $ 231.6    Total:                                      $ 282.4
                                   =======                                                =======




                                             PMA Capital Corporation
                     Balance Sheet Impact of Commutations & Novations - Run-off Operations 1
                                             (Dollars in Thousands)


                                                                        1st Quarter 2004

    Assets                                           Assumed                   Ceded                    Total
    ------                                           -------                   -----                    -----
    Reinsurance receivables                        $       -                $ (58,926)               $ (58,926)
    Funds held by reinsureds                         (27,133)                       -                  (27,133)
    Other assets                                           -                  (22,170)                 (22,170)

    Liabilities
    Unpaid loss and loss adjustment expenses       $ (95,704)               $       -                $ (95,704)
    Unearned premiums                                (28,190)                       -                  (28,190)
    Funds held under reinsurance treaties             (2,182)                 (70,438)                 (72,620)




1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


                                              PMA Capital Corporation
                                      Statements of Operations - Consolidating
                                         Three Months Ended March 31, 2004
                                                   (In Thousands)

                                                       PMA
                                                    Insurance         Corporate          Run-off
                                                       Group           & Other1         Operations2      Consolidated
Gross Premiums Written                              $ 146,486           $ (150)          $ 11,524        $ 157,860
                                                    =========           ======           ========        =========

Net Premiums Written                                $ 135,286           $ (150)          $ 23,362        $ 158,498
                                                    =========           ======           ========        =========

Revenues:
Net premiums earned                                 $ 131,650           $ (150)          $ 74,769         $206,269
Net investment income                                   8,028              344              8,386           16,758
Other revenues                                          5,735                3                  -            5,738
                                                    ---------           ------           --------        ---------
     Operating revenues                               145,413              197             83,155          228,765
                                                    ---------           ------           --------        ---------

Losses and Expenses:
Losses and loss adjustment expenses                    98,831                -             43,359          142,190
Acquisition expenses                                   23,032                -             24,203           47,235
Operating expenses                                     15,562            2,570              6,647           24,779
Dividends to policyholders                              1,429                -                  -            1,429
                                                    ---------           ------           --------        ---------
     Total losses and expenses                        138,854            2,570             74,209          215,633
                                                    ---------           ------           --------        ---------

Operating income (loss) before income taxes
     and interest expense                               6,559           (2,373)             8,946           13,132

Interest expense                                            -            2,939                  -            2,939
                                                    ---------           ------           --------        ---------

Pre-tax operating income (loss)                       $ 6,559         $ (5,312)           $ 8,946           10,193
                                                    =========           ======           ========

Net realized investment gains                                                                                8,600
                                                                                                          --------

Pre-tax income                                                                                            $ 18,793
                                                                                                          ========


     1 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

     2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.

                                                 PMA Capital Corporation
                                        Statements of Operations - Consolidating
                                            Three Months Ended March 31, 2003
                                                     (In Thousands)

                                                      PMA
                                                    Insurance          Corporate          Run-off
                                                      Group            & Other1        Operations2         Consolidated

Gross Premiums Written                               $ 213,721           $ (256)         $ 206,229            $ 419,694
                                                     =========           ======          =========            =========

Net Premiums Written                                 $ 194,239           $ (256)         $ 156,875            $ 350,858
                                                     =========           ======          =========            =========

Revenues:
Net premiums earned                                  $ 116,241           $ (256)         $ 158,085            $ 274,070
Net investment income                                    8,271              613              8,761               17,645
Other revenues                                           4,431               69              2,500                7,000
                                                     ---------           ------          ---------            ---------
     Operating revenues                                128,943              426            169,346              298,715
                                                     ---------           ------          ---------            ---------

Losses and Expenses:
Losses and loss adjustment expenses                     84,035                -            118,550              202,585
Acquisition expenses                                    19,582                -             36,638               56,220
Operating expenses                                      14,950            3,311              5,611               23,872
Dividends to policyholders                               2,036                -                  -                2,036
                                                     ---------           ------          ---------            ---------
     Total losses and expenses                         120,603            3,311            160,799              284,713
                                                     ---------           ------          ---------            ---------

Operating income (loss) before income taxes
     and interest expense                                8,340           (2,885)             8,547               14,002

Interest expense                                             -            1,758                  -                1,758
                                                     ---------           ------          ---------            ---------

Pre-tax operating income (loss)                        $ 8,340         $ (4,643)           $ 8,547               12,244
                                                     =========           ======          =========

Net realized investment gains                                                                                     4,355
                                                                                                               --------

Pre-tax income                                                                                                 $ 16,599
                                                                                                               ========


     1 Corporate & Other includes the effect of eliminating transactions between the various Insurance Operations.

     2 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.



                                                       PMA Capital Corporation
                                           Statements of Operations - PMA Insurance Group
                                                    (Dollar Amounts in Thousands)

                                        1st         2nd            3rd          4th         1st             Six      % Change
                                      Quarter     Quarter        Quarter      Quarter     Quarter         Months       1st
                                       2003        2003           2003         2003        2004            2004      Quarter
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------
Gross Premiums Written               $ 213,721   $ 133,968 1   $ 169,258    $ 161,487   $ 146,486       $ 146,486      -31.5%
                                     =========   =========     =========    =========   =========       =========     ======

Net Premiums Written                 $ 194,239   $ 119,440     $ 149,130    $ 140,784   $ 135,286       $ 135,286      -30.4%
                                     =========   =========     =========    =========   =========       =========     ======

Revenues:
Net premiums earned                  $ 116,241   $ 134,350     $ 141,967     $177,474   $ 131,650       $ 131,650      13.3%
Net investment income                    8,271       8,203         8,134        8,299       8,028           8,028      -2.9%
Other revenues                           4,431       4,577         4,078        4,407       5,735           5,735      29.4%
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------
     Total revenues                    128,943     147,130       154,179      190,180     145,413         145,413      12.8%
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------

Losses and Expenses:
Losses and loss adjustment expenses     84,035      99,201       105,197      154,069      98,831          98,831      17.6%
Acquisition expenses                    19,582      22,824        23,815       24,354      23,032          23,032      17.6%
Operating expenses                      14,950      16,213        15,732       18,278      15,562          15,562       4.1%
Dividends to policyholders               2,036       2,054         2,090       (5,539)      1,429           1,429     -29.8%
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------
     Total losses and expenses         120,603     140,292       146,834      191,162     138,854         138,854      15.1%
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------

Pre-tax operating income (loss)        $ 8,340     $ 6,838       $ 7,345       $ (982)    $ 6,559         $ 6,559     -21.4%
                                     =========   =========     =========    =========   =========       =========     ======


                                                       PMA Capital Corporation
                                               Insurance Ratios - PMA Insurance Group

                                          1st         2nd            3rd          4th         1st             Six       Point Chg.
                                        Quarter     Quarter        Quarter      Quarter     Quarter         Months     1st Quarter
                                         2003        2003           2003         2003        2004            2004     Better (Worse)
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------
Ratios - GAAP Basis:


Loss and LAE ratio                       72.3%       73.8%         74.1%        86.8%       75.1%           75.1%       (2.8)
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------

Expense ratio:
     Acquisition expenses                16.8%       17.0%         16.8%        13.7%       17.5%           17.5%       (0.7)
     Operating expenses  1               10.4%        9.6%          8.9%         8.2%        9.2%            9.2%        1.2
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------
     Total expense ratio                 27.2%       26.6%         25.7%        21.9%       26.7%           26.7%        0.5
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------

Policyholders' dividend ratio             1.8%        1.5%          1.5%        -3.1%        1.1%            1.1%        0.7
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------
Combined ratio                          101.3%      101.9%        101.3%       105.6%      102.9%          102.9%       (1.6)
                                     =========   =========     =========    =========   =========       =========     ======

Net investment income ratio              -7.1%       -6.1%         -5.7%        -4.7%       -6.1%           -6.1%       (1.0)
                                     ---------   ---------     ---------    ---------   ---------       ---------     ------
Operating ratio                          94.2%       95.8%         95.6%       100.9%       96.8%           96.8%       (2.6)
                                     =========   =========     =========    =========   =========       =========     ======


1 The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $12.1 million, $12.9 million, $12.7 million, $14.5 million and $12.1 million for the first, second, third and fourth quarters of 2003 and the first quarter of 2004, respectively.

                                                     PMA Capital Corporation
                                          Statements of Operations - Run-off Operations1
                                                  (Dollar Amounts in Thousands)

                                        1st           2nd          3rd          4th          1st         Six             % Change
                                     Quarter       Quarter      Quarter      Quarter      Quarter      Months              1st
                                       2003          2003         2003         2003         2004        2004             Quarter

 Gross Premiums Written              $ 206,229    $ 228,055    $ 183,350    $ 134,364     $ 11,524    $ 11,524            -94.4%
                                     =========    =========    =========    =========     ========    ========          =======

 Net Premiums Written                $ 156,875    $ 171,340    $ 136,381    $ 124,853     $ 23,362    $ 23,362            -85.1%
                                     =========    =========    =========    =========     ========    ========          =======

Revenues:
Net premiums earned                  $ 158,085    $ 151,396    $ 151,743    $ 167,697     $ 74,769    $ 74,769            -52.7%
Net investment income                    8,761        9,107        8,510        7,984        8,386       8,354             -4.3%
Other revenues                           2,500            -            -            -            -           -           -100.0%
                                     ---------    ---------    ---------    ---------     --------    --------          -------

     Total revenues                    169,346      160,503      160,253      175,681       83,155      83,123            -50.9%
                                     ---------    ---------    ---------    ---------     --------    --------          -------
\
Losses and Expenses:
Losses and loss adjustment expenses    118,550       93,873      230,592      112,830       43,359      43,359            -63.4%
Acquisition expenses                    36,638       49,391       39,406       40,436       24,203      24,203            -33.9%
Operating expenses                       5,611        4,167        3,956       10,709        6,647       6,647             18.5%
                                     ---------    ---------    ---------    ---------     --------    --------          -------

     Total losses and expenses         160,799      147,431      273,954      163,975       74,209      74,209            -53.8%
                                     ---------    ---------    ---------    ---------     --------    --------          -------


Pre-tax operating income (loss)        $ 8,547     $ 13,072   $ (113,701)    $ 11,706      $ 8,946     $ 8,914              4.7%
                                     =========    =========    =========    =========     ========    ========          =======



   1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


                                                       PMA Capital Corporation
                                            Statements of Operations - Corporate & Other
                                                    (Dollar Amounts in Thousands)

                                           1st           2nd           3rd            4th           1st          Six       % Change
                                         Quarter       Quarter       Quarter        Quarter       Quarter       Months       1st
                                          2003          2003          2003           2003          2004         2004       Quarter
                                       --------      --------      --------       --------       --------    --------        -----
 Gross Premiums Written                  $ (256)       $ (124)       $ (228)        $ (180)       $ (150)      $ (150)        41.4%
                                       ========      ========      ========       ========       ========    ========        =====
 Net Premiums Written                    $ (256)       $ (124)       $ (228)        $ (180)       $ (150)      $ (150)        41.4%
                                       ========      ========      ========       ========       ========    ========        =====
Revenues:
Net premiums earned                      $ (256)       $ (124)       $ (228)        $ (180)        $ (150)     $ (150)        41.4%
Net investment income                       613           470           523             48            344         376        -43.9%
Other revenues                               69           189            69             59              3           3        -95.7%
                                       --------      --------      --------       --------       --------    --------        -----
      Total revenues                        426           535           364            (73)           197         229        -53.8%
                                       --------      --------      --------       --------       --------    --------        -----

Losses and Expenses:
Operating expenses                        3,311         3,842         3,639          3,264          2,570       2,570        -22.4%
                                       --------      --------      --------       --------       --------    --------        -----
      Total losses and expenses           3,311         3,842         3,639          3,264          2,570       2,570        -22.4%
                                       --------      --------      --------       --------       --------    --------        -----

Operating loss before income taxes
      and interest expense               (2,885)       (3,307)       (3,275)        (3,337)        (2,373)     (2,341)        17.7%

Interest expense                          1,758         2,225         2,953          2,951          2,939       2,939         67.2%
                                       --------      --------      --------       --------       --------    --------        -----

Pre-tax operating loss                 $ (4,643)     $ (5,532)     $ (6,228)      $ (6,288)      $ (5,312)   $ (5,280)       -14.4%
                                       ========      ========      ========       ========       ========    ========        =====



                                                       PMA Capital Corporation
                                                 Operating Cash Flows - Consolidated
                                                           (In Thousands)

                                            1st                 2nd                3rd                 4th                1st
                                          Quarter             Quarter            Quarter             Quarter            Quarter
                                            2003                2003               2003                2003               2004
                                         ---------           ---------           --------            --------         ----------
Receipts:
Premiums and other revenues collected    $ 274,221           $ 393,639          $ 319,594           $ 243,436          $ 186,561
Investment income received                  20,108              27,434             20,079              27,690             22,141
                                         ---------           ---------           --------            --------         ----------
      Total receipts                       294,329             421,073            339,673             271,126            208,702
                                         ---------           ---------           --------            --------         ----------

Disbursements:
Losses and LAE paid:
      Losses and LAE paid - current year     6,787              35,305             83,436              60,322              6,491
      Losses and LAE paid - prior years    210,892             183,345            139,352             124,280            217,746
                                         ---------           ---------           --------            --------         ----------
Total losses and LAE paid                  217,679             218,650            222,788             184,602            224,237
Insurance operating expenses paid           78,957             100,177             64,223              68,280             73,845
Policyholders' dividends paid                1,627               1,439              2,880                 773              1,573
Interest on corporate debt                   2,484                 502              3,582               1,798              3,686
                                         ---------           ---------           --------            --------         ----------
      Total disbursements                  300,747             320,768            293,473             255,453            303,341
                                         ---------           ---------           --------            --------         ----------

      Net other                             (4,358)              3,373             (6,092)                947             (7,511)
                                         ---------           ---------           --------            --------         ----------

Net operating cash flows                 $ (10,776)          $ 103,678           $ 40,108            $ 16,620         $ (102,150)
                                         =========           =========           ========            ========         ==========

                                                    PMA Capital Corporation
                                          Operating Cash Flows - PMA Insurance Group
                                                        (In Thousands)

                                                      1st             2nd             3rd              4th             1st
                                                    Quarter         Quarter         Quarter          Quarter         Quarter
                                                     2003            2003            2003             2003            2004

Receipts:
Premiums and other revenues collected              $ 120,589       $ 138,915       $ 150,684        $ 147,111       $ 128,216
Investment income received                             9,340           9,772           9,523            9,433          10,246
                                                   ---------       ---------       ---------        ---------       ---------
     Total receipts                                  129,929         148,687         160,207          156,544         138,462
                                                   ---------       ---------       ---------        ---------       ---------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid - current year                5,226          24,316          37,387           35,923           6,157
     Losses and LAE paid - prior years                83,269          60,049          57,474           56,739          75,447
                                                   ---------       ---------       ---------        ---------       ---------
Losses and LAE                                        88,495          84,365          94,861           92,662          81,604
Insurance operating expenses paid                     37,212          37,214          22,578           35,721          52,645
Policyholders' dividends paid                          1,627           1,439           2,880              773           1,573
                                                   ---------       ---------       ---------        ---------       ---------
     Total disbursements                             127,334         123,018         120,319          129,156         135,822
                                                   ---------       ---------       ---------        ---------       ---------

     Net other                                        (5,052)         (1,795)         (8,839)          (7,150)         (8,306)
                                                   ---------       ---------       ---------        ---------       ---------

Net operating cash flows                            $ (2,457)       $ 23,874        $ 31,049         $ 20,238        $ (5,666)
                                                   =========       =========       =========        =========       =========


                                                    PMA Capital Corporation
                                          Operating Cash Flows - Run-off Operations1
                                                        (In Thousands)

                                                      1st             2nd             3rd              4th             1st
                                                    Quarter         Quarter         Quarter          Quarter         Quarter
                                                     2003            2003            2003             2003            2004
Receipts:
Premiums collected                                 $ 153,632       $ 254,724       $ 168,910         $ 96,325        $ 58,345
Investment income received                            10,768          17,662          10,556           18,257          11,895
                                                   ---------       ---------       ---------         --------        --------
     Total receipts                                  164,400         272,386         179,466          114,582          70,240
                                                   ---------       ---------       ---------         --------        --------

Disbursements:
Losses and LAE paid:
     Losses and LAE paid - current year                1,561          10,989          46,049           24,399             334
     Losses and LAE paid - prior years               127,623         123,296          81,878           67,541         142,299
                                                   ---------       ---------       ---------         --------        --------
Total losses and LAE paid                            129,184         134,285         127,927           91,940         142,633
Insurance operating expenses paid                     41,745          62,963          41,645           32,559          21,200
                                                   ---------       ---------       ---------         --------        --------
     Total disbursements                             170,929         197,248         169,572          124,499         163,833
                                                   ---------       ---------       ---------         --------        --------

     Net other                                           734           8,552            (778)          12,494           1,860
                                                   ---------       ---------       ---------         --------        --------

Net operating cash flows                            $ (5,795)       $ 83,690         $ 9,116          $ 2,577       $ (91,733)
                                                   =========       =========       =========         ========        ========


1 In November 2003 we announced our decision to withdraw from the reinsurance business previously served by our PMA Re operating segment. As a result of this decision, the results of PMA Re are reported as Run-off Operations. Run-off Operations also includes the results of our former excess and surplus lines segment, Caliber One.


                                       PMA Capital Corporation
                                          Statutory Surplus
                                            (In Thousands)

                                             1st         2nd         3rd         4th          1st
                                           Quarter     Quarter     Quarter     Quarter      Quarter
                                             2003        2003        2003        2003        2004 1

PMA Pool 2                                $ 302,646   $ 304,109   $ 301,684   $ 296,777    $ 296,785
PMA Capital Insurance Company 3             554,611     581,821     477,391     500,617      517,143
Eliminations 4                             (302,646)   (304,109)   (301,684)   (296,777)    (296,785)
                                          ---------   ---------   ---------   ---------    ---------
Total                                     $ 554,611   $ 581,821   $ 477,391   $ 500,617    $ 517,143
                                          =========   =========   =========   =========    =========


                                       PMA Capital Corporation
                             Statutory Financial Information - PMA Pool 2
                                            (In Thousands)

                                             1st         2nd         3rd         4th          1st
                                           Quarter     Quarter     Quarter     Quarter      Quarter
                                            2003        2003        2003        2003         2004 1

Net Premiums Written:
    Workers Compensation & Integrated
         Disability                       $ 147,425    $ 91,269   $ 116,397    $ 77,362    $ 106,190
    Other Commercial Lines                   28,255      25,914      17,424      14,386       11,915
                                          ---------   ---------   ---------    --------    ---------
    Total - PMA Pool                      $ 175,680   $ 117,183   $ 133,821    $ 91,748    $ 118,105
                                          =========   =========   =========    ========    =========

Statutory Ratios:
    Loss and LAE ratio                        73.3%       73.6%       74.4%       87.2%        74.9%
    Underwriting expense ratio                21.5%       28.5%       24.9%       34.6%        27.1%
    Policyholders' dividend ratio              1.6%        1.6%        1.7%       -3.4%         1.2%
                                          ---------   ---------   ---------    --------    ---------
    Combined ratio                            96.4%      103.7%      101.0%      118.4%       103.2%
                                          =========   =========   =========    ========    =========
    Operating ratio                           83.0%       97.9%       94.9%      113.9%        96.5%
                                          =========   =========   =========    ========    =========


1    Estimated.

2 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

3 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off. 4 Surplus for PMA Pool is eliminated as it is included in the statutory surplus of PMA Capital Insurance Company.

4 Surplus for PMA Pool is eliminated as it is included in the statutory surplus of PMA Capital Insurance Company.


                             PMA Capital Corporation
                     Industry Ratings and Market Information

Transfer Agent and Registrar:                                 Securities Listing:
Certificate Transfers and Conversions:                        The Corporation's Class A Common Stock is listed
The Bank of New York                                          on the NASDAQ Stock Market.  It trades under
Receive and Deliver Department - 11 W                         the stock symbol: PMACA.
P.O. Box 11002
Church Street Station                                         Inquiries:
New York, NY 10286                                            William E. Hitselberger
                                                              Chief Financial Officer
Written Inquiries:                                            215.665.5070
The Bank of New York                                          e-mail: bhitselberger@pmacapital.com
Shareholder Relations Department - 11 E
P.O. Box 11258                                                Investor Relations
Church Street Station                                         215.665.5046
New York, NY 10286                                            investorrelations@pmacapital.com

Phone Inquiries:                                              Company Website:
800.524.4458                                                  http://www.pmacapital.com

Email Inquiries:
shareowner-svcs@bankofny.com


Financial Strength Ratings (as of 4/28/2004):

                                           A.M. Best             Moody's
PMA Pool 1                             B++  (5th of 16)    Ba1  (11th of 21)
PMA Capital Insurance Company 2        B++  (5th of 16)    B1  (14th of 21)

1 The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

2 In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.